<LETTER>

                  MAYNARD, COOPER & GALE, P.C.
                        ATTORNEYS AT LAW
                     1901 SIXTH AVENUE NORTH
                   2400 AMSOUTH/HARBERT PLAZA
                 BIRMINGHAM, ALABAMA 35203-2602
                         (205) 254-1000
                    FACSIMILE (205) 254-1999

                       MONTGOMERY OFFICE:
                       ONE COMMERCE STREET
                            SUITE 302
                    MONTGOMERY, ALABAMA 36104
                         (334) 262-2001

            Writer's Direct Dial No.: (205) 254-1055


                          April 2, 1996

FILED VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

          Re:     United Security Bancshares, Inc.


     On behalf of our client, United Security Bancshares, Inc. ("United Security"), and pursuant to Rule 14a-6(c), transmitted via the EDGAR system is the definitive copy of the Proxy Statement to be used by United Security in connection with its Annual Meeting of Shareholders and which is being mailed to shareholders as of today's date.

     The $125 filing fee associated with this filing has been deposited previously.

     Pursuant to Rule 14a-3, also transmitted is a copy of the Annual Report to Shareholders for the information of the Commission. In addition, accompanying this letter is a letter of representation from management regarding absence of changes in accounting practices.

     Please do not hesitate to contact the undersigned if you have any questions or comments.

                                   Very truly yours,



                                   J. Michael Savage
JMS/ead
Enclosures
cc:     Jack M. Wainwright, III
        Larry M. Sellers
        Kevin M. Rittelmeyer
        James M. Pool

</LETTER>

<LETTER>

                UNITED SECURITY BANCSHARES, INC.
                          P.O. BOX 249
                   THOMASVILLE, ALABAMA 36784
                          334-636-5424

March 14, 1996

Filed VIA EDGAR

Securities and Exchange Commission
450 5th Street, N.W.
Washington, D.C. 20549

Gentlemen:

Pursuant to Rule 14a-3(c), management of United Security Bancshares, Inc. hereby informs the Securities and Exchange Commission that the financial statements in its Annual Report to Shareholders for the year ended December 31, 1995, transmitted herewith, do not reflect a change from the preceding year in any accounting principles or practices or in the method of applying any such principles or practices.

UNITED SECURITY BANCSHARES, INC.

/s/ Jack M. Wainwright, III
By: Jack M. Wainwright, III
Its: President & CEO

</LETTER>

                          SCHEDULE 14A

             Information Required in Proxy Statement

                       Reg. Section 240.14a-101

                    SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12

                UNITED SECURITY BANCSHARES, INC.
        (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(j)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.




                UNITED SECURITY BANCSHARES, INC.



TO OUR SHAREHOLDERS:

     The annual meeting of the shareholders of United Security Bancshares, Inc. ("Bancshares"), will be held at 2:00 p.m., local time, on Tuesday, April 23, 1996, at the main office of United Security Bank, 131 West Front Street, Thomasville, Alabama.

     Enclosed is a notice of the meeting, a proxy statement, a proxy and the Annual Report to Shareholders for 1995. We hope that you will study the enclosed material carefully and attend the meeting in person.

     Whether you plan to attend the meeting or not, please sign and date the enclosed proxy and return it in the accompanying envelope as promptly as possible. The proxy may be revoked by your vote in person at the meeting, by your execution of a later dated proxy, or by your giving written notice of revocation to the Secretary of Bancshares at any time prior to the voting thereof.

                              Sincerely,

                              James L. Miller
                              Chairman of the Board


                              Jack M. Wainwright, III
                              President and Chief Executive Officer

April 2, 1996


                UNITED SECURITY BANCSHARES, INC.
                      131 West Front Street
                       Post Office Box 249
                   Thomasville, Alabama 36784
                     Telephone 334-636-5424

            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          to be held on
                         April 23, 1996

TO THE SHAREHOLDERS OF UNITED SECURITY BANCSHARES, INC.:

     Notice is hereby given that the 1996 Annual Meeting of Shareholders (the "Meeting") of United Security Bancshares, Inc.
("Bancshares") will be held at the main offices of United Security Bank, 131 West Front Street, Thomasville, Alabama, on Tuesday,
April 23, 1996, at 2:00 p.m., local time, for the following purposes:

     (1) To elect 10 directors of Bancshares to serve for the ensuing year;

     (2) To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on March 29, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournments thereof.

     A complete list of the shareholders of Bancshares will be available and open for examination by any shareholder of Bancshares during ordinary business hours for a period of 10 days prior to the Meeting.

     All shareholders are cordially invited to attend the Meeting. Whether or not you plan to attend the Meeting in person, you are requested to complete, sign, and date the enclosed proxy card and mail it promptly in the envelope provided for that purpose. The proxy may be revoked by your vote in person at the Meeting, by your executing a later dated proxy, or by your giving written notice to the undersigned Secretary of Bancshares at any time prior to the voting thereof.

                                By Order of the Board of Directors


                                Larry M. Sellers
                                Secretary

Thomasville, Alabama
April 2, 1996

                UNITED SECURITY BANCSHARES, INC.
                      131 West Front Street
                       Post Office Box 249
                   Thomasville, Alabama 36784
                     Telephone 334-636-5424



                         PROXY STATEMENT
             FOR 1996 ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD APRIL 23, 1996

                          INTRODUCTION

     This Proxy Statement is furnished on or about April 2, 1996 by United Security Bancshares, Inc. ("Bancshares") to the holders of Common Stock of Bancshares in connection with Bancshares' Annual Meeting of Shareholders, and any adjournments thereof, to be held on Tuesday, April 23, 1996 at 2:00 p.m. As more fully described herein, the matters to be considered and acted upon are: (1) the election of 10 directors of Bancshares; and (2) the transaction of such other business as may properly come before the meeting. The Board of Directors of Bancshares recommends the election of the 10 director-nominees named in this Proxy Statement.

     The enclosed proxy is solicited on behalf of the Board of Directors of Bancshares and is revocable at any time prior to the voting of such proxy by voting in person at the meeting, by giving written notice to the Secretary of Bancshares or by executing a later-dated proxy, provided that such later-dated proxy or revocation is actually received by Bancshares before the vote of the shareholders. All properly executed proxies delivered pursuant to this solicitation will be voted at the meeting and in accordance with instructions, if any. If no instructions are given, the proxies will be voted FOR item 1 on the proxy form and in accordance with the instructions of management as to any other matters that may come before the meeting.

     The cost of soliciting proxies will be borne by Bancshares. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph, and banks, brokers, nominees or fiduciaries will be required to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. Bancshares will, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals.

Bancshares and its Subsidiary

     Bancshares is a bank holding company registered under the Bank Holding Company Act of 1956, as amended. Bancshares operates one banking subsidiary in Alabama, United Security Bank, with assets of approximately $197.5 million and eight banking offices. At December 31, 1995, United Security Bank, a bank organized and existing under the laws of Alabama (sometimes herein referred to as "United Security" or the "Bank") accounted for all of Bancshares' consolidated assets. Bancshares derives substantially all of its income from dividends from United Security Bank. Various statutory provisions restrict the amount of dividends that United Security Bank may pay to Bancshares without regulatory approval.

Shareholders Eligible to Vote

     This Proxy Statement is furnished to the holders of record of Bancshares Common Stock as of the close of business on March 29, 1996. Only holders as of such date are eligible to vote at the meeting.


          VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     As of January 31, 1996, Bancshares had issued 2,202,060 shares of common stock, of which 2,137,960 were outstanding, with approximately 564 holders of record. Bancshares also holds 64,100 shares as treasury stock. There are currently 2,400,000 shares of Common Stock, par value $.01 per share, authorized for issuance.

Principal Shareholders

     No shareholder is the beneficial owner of more than 5% of Bancshares Common Stock.

Security Ownership of Management

     The following table indicates for each director the number of shares of outstanding Common Stock of Bancshares beneficially owned.


                                           Number and Percent of
                                           Shares of Common Stock
      Name                                Owned at January 31, 1996

Gerald P. Corgill                                 80,616 (1)
                                                    3.77%

Roy G. Cowan, D.M.D.                              23,624
                                                    1.10%
William G. Harrison                               30,128 (2)
                                                    1.41%

Hardie B. Kimbrough                               12,492 (3)
                                                     *

James L. Miller                                   14,080
                                                     *

D. C. Nichols                                     85,000 (4)
                                                    3.98%

Harold H. Spinks                                  23,728 (5)
                                                    1.11%

James C. Stanley, D.M.D.                           4,000
                                                     *

Jack M. Wainwright, III                           17,600 (6)
                                                     *

Howard M. Whitted                                  3,696
                                                     *

All directors and executive officers
as a group (13 persons,
including the persons named above)               297,608
                                                   13.92%

*    Represents less than one percent of the outstanding shares.

(1) Includes 60,984 shares owned by Mr. Corgill's spouse or by Mr. Corgill's children. Mr. Corgill disclaims beneficial ownership of such 60,984 shares. Also includes 1,480 shares owned by Dozier Hardware Company, of which Mr. Corgill is President. Also includes 3,120 shares owned by Dozier Hardware Profit Sharing Plan & Trust.

(2) Includes 7,248 shares with respect to which Mr. Harrison shares voting and investment power.

(3) Includes 140 shares with respect to which Mr. Kimbrough shares voting and investment power. Also includes 352 shares owned by Mr. Kimbrough's spouse with respect to which Mr. Kimbrough disclaims beneficial ownership.

(4) Includes 38,976 shares owned by Nichols Trucking Company, of which Mr. Nichols is President.

(5) Includes 8,652 shares owned by Mr. Spinks' spouse with respect to which Mr. Spinks disclaims beneficial ownership, and 6,424 shares owned by Spinks Drug Company, of which Mr. Spinks is President.

(6) Includes 14,080 shares with respect to which Mr. Wainwright shares voting and investment power.


                      ELECTION OF DIRECTORS

     Bancshares recommends that the shareholders elect the 10 persons named below to hold office until the 1996 annual meeting of shareholders of Bancshares or until their successors are elected and qualified. All director-nominees are proposed for election for a term of one year. It is intended that unless "Withhold Authority" is noted as to all or some of the nominees, proxies in the accompanying form will be voted at the Annual Meeting for the election to the Board of Directors of the 10 nominees.

     If, prior to the voting at the annual meeting, any person to be elected a director is unable to serve or for good cause cannot serve, the shares represented by all valid proxies electing such person may be voted for the election of such substitute as the members of the board of directors may recommend. Bancshares management knows of no reason why any person would be unable to serve as a director.

     The following table provides certain biographical information about the persons who have been nominated for election as directors of Bancshares. All of such persons are currently directors of Bancshares and United Security Bank. Bancshares, as the sole shareholder of United Security Bank, intends to reelect such persons as directors of United Security Bank. Unless otherwise indicated in the following table, all positions held with Bancshares are also held with United Security Bank. Information regarding the executive officers of Bancshares and United Security Bank who are not directors is also provided.


Name, Age and Year        Position With
First Became Director     Bancshares and             Principal Occupation for
or Executive Officer      the Bank                   Last Five Years

Gerald P. Corgill         Director                   President of Dozier Hard-
     54, 1985                                        ware Company (hardware
                                                     and building supply firm)

Roy G. Cowan, D.M.D.      Director                   Dentist (Retired)
     62, 1990

William G. Harrison       Director                   Insurance Agent &
     49, 1976                                        President, Bedsole Dry
                                                     Goods, Inc. (retail
                                                     department stores) (Retired)

Hardie B. Kimbrough       Director                   Attorney; Retired Presiding
     58, 1986                                        Judge, First Judicial Circuit
                                                     of the State of Alabama

James L. Miller           Chairman of the            Senior Vice President,
     66, 1985             Board of Directors         Finance, Administration
                          and Director               and Planning, MacMillan
                                                     Bloedel Packaging Inc.
                                                     (forest products and container
                                                     board manufacturer) (Retired)

D. C. Nichols             Vice Chairman of the       President, Nichols
     68, 1974             Board of Directors         Trucking Company (Retired)
                          and Director

Harold H. Spinks          Director                   Pharmacist and Presi-
      68, 1979                                       dent, Spinks Drug
                                                     Company (retail pharmacy)

James C. Stanley, D.M.D.  Director                   Dentist
     59, 1978

Howard M. Whitted         Director                   Industrial Forester,
     51, 1985                                        MacMillan Bloedel Packaging
                                                     Inc. (forest products and
                                                     container board manufacturer)

Jack M. Wainwright, III   President, Chief           President and Chief
     51, 1986             Executive Officer,         Executive Officer of
                          and Director               United Security Bank
                                                     since November 1986

EXECUTIVE OFFICERS WHO
ARE NOT ALSO DIRECTORS

Larry M. Sellers          Secretary/Treasurer        Secretary/Treasurer of
     47, 1984             of Bancshares since        Bancshares and Senior
                          1987 and Senior            Executive Vice Presi-
                          Executive Vice Pres-       dent and Chief Adminis-
                          ident and Chief            trative Officer of
                          Administrative             United Security Bank
                          Officer of United          since 1984
                          Security Bank

William D. Morgan         Executive Vice             Executive Vice President of
     47, 1990             President of               United Security Bank
                          United Security Bank

Rosemary R. Ingram        Senior Vice President      Senior Vice President of
     55, 1984             United Security            United Security Bank
                          Bank

     Leslie E. Pope has served since 1985 as a Director Emeritus of Bancshares and United Security Bank. B. A. Cogle has served since 1989 as a Director Emeritus of Bancshares and United Security Bank. Clyde P. Mahaffey has served since 1990 as a Director Emeritus of Bancshares and United Security Bank. Directors Emeritus serve in an advisory capacity to the Board of Directors and do not vote as members of those Boards. Directors Emeritus receive fees customarily paid to members of the Board of Directors of United Security Bank.

     The Boards of Directors of Bancshares and United Security Bank conduct their business through meetings of the boards and through their committees. During 1995, the Board of Directors of Bancshares met twelve times and the Board of United Security Bank met twelve times. In 1995, each director attended at least 75% of the meetings of the Board of Directors.

     There is no nominating committee or other committee performing similar functions of the Board of Directors of United Security Bank. United Security Bank's Board has an audit committee which functions to ensure that the Bank's and Bancshares' financial statements present fairly the condition of the Bank and Bancshares, to determine that adequate accounting and operational controls are in place to protect United Security Bank's and Bancshares' assets, to report to the Board of Directors of the Bank any of its findings, and to ensure that the affairs of the Bank and Bancshares are being conducted in accordance with policy and regulatory and legal requirements. The members of the audit committee are Hardie
B. Kimbrough, Chairman, James C. Stanley, and Roy G. Cowan. During 1995, the audit committee met four times. United Security Bank's Board has a compensation committee which reviews officers' salaries, benefits, incentive programs and other items of compensation. The members of the compensation committee are Howard Whitted, Chairman, James L. Miller, and Gerald P. Corgill. Jack M. Wainwright, III and Larry M. Sellers serve in a non-voting ex-officio capacity. The compensation committee met one time in 1995.

     The policy of Bancshares is that the directors of Bancshares receive no fees for service as directors. All directors of Bancshares also serve as directors of United Security Bank and receive a fee of $450 per regular board meeting of United Security Bank, with the exception of the Chairman of the Board who receives $900 per regular board meeting. Members of committees of United Security Bank receive fees of $90 per meeting, except members of the Officers' Loan Committee, who receive $450 per month.

                COMPLIANCE WITH SECTION 16(a) OF
               THE SECURITIES EXCHANGE ACT OF 1934

     Section16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of Bancshares, and persons who own more than 10% of a registered class of Bancshares' equity securities, to file with the Securities and Exchange Commission the initial reports of ownership and reports of changes in ownership of common stock of Bancshares. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish Bancshares with copies of all Section16(a) forms they file.

     To Bancshares' knowledge, based solely on review of the copies of such reports furnished to Bancshares and written representations that no other reports were required, during the fiscal year ended December 31, 1995, all Section16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were met.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain directors and officers of Bancshares and United Security Bank and their associates were customers of, and had transactions with, United Security Bank in the ordinary course of business since the beginning of the last fiscal year, and additional transactions may be expected to take place in the ordinary course of business. Included in such transactions are outstanding loans, all of which were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risks of collectibility or present other unfavorable features.

                  COMPENSATION COMMITTEE REPORT

     This report is provided by the Compensation Committee of the Board of Directors (the "Committee") to assist stockholders in understanding the Committee's objectives and procedures in establishing the compensation of United Security's Chief Executive Officer and other senior executives.

     The Committee consists of three outside directors and also includes the chief executive officer and senior executive officer who serve in a non-voting ex officio capacity. The committee is responsible for establishing and administering Bancshares' and United Security's executive compensation program.

     The Committee has been provided with competitive pay and performance information by outside sources. United Security's staff provided additional analysis that was used by the Committee. In structuring the incentive programs, the Committee has been advised by external legal counsel, as well as United Security's staff, on plan design.

Compensation Philosophy and Objective

     The Committee believes that compensation of Bancshares' or United Security's key executives should:

- --   link rewards to business results and stockholders' returns,

- --   encourage creation of stockholders' value and achievement of strategic objectives,

- --   maintain an appropriate balance between salary and incentive opportunity,

- --   attract and retain, on a long-term basis, high caliber
     personnel,

- --   provide total compensation opportunity that is competitive with the banking industry, taking into account relative company size and performance as well as individual responsibilities and performance, and

- --   continue to provide compensation that is tax deductible.

Key Elements of Executive Compensation

     Bancshares' and United Security's existing executive compensation program consists of two elements: Base Pay and Incentives. Payment of the incentive depends on performance measured against annual objectives as described below.

Base Pay

- --   Salary structures are targeted to average pay levels of other regional banks of similar size and structure. Individual base pay within the structures is based on sustained individual performance toward achieving Bancshares' goals and objectives.

- --   Executive salaries are reviewed annually.

Incentive

- --   The incentive plan is an annual cash incentive plan which
     links incentives to performance results of the prior year.
     Awards are based on three components: corporate results, bank operating results and individual performance.

- --   Operating and financial targets are set at the beginning of each year. Targets included a variety of elements such as: loan growth, expense control, income generation, return on average equity (ROAE), and loan portfolio performance. Results are measured against annual business plan objectives and against industry standards.

- --   Actual individual incentives depend on assessments of
     individual success in meeting targets.

1995 CEO Compensation

     In assessing the performance and establishing the base salary and incentive compensation of the Chief Executive Officer and other members of Bancshares' or United Security's senior management, the Committee paid particular attention to management's sustained success in operating United Security Bank.

     The 1995 base salary of United Security's Chief Executive Officer was set without his participation. In setting the Chief Executive Officer's base salary, special consideration was given to United Security's superior earnings record since his appointment. Earnings have increased every year for the past eight years. Consideration was also given to his personal job performance, expectations of his anticipated contributions to United Security's future and his rights under his three-year employment agreement dated November 1, 1994, described herein.

     The 1995 incentive compensation for the Chief Executive Officer was based on the same goals and criteria as the incentive for all bank loan officers. All employees earned a cash incentive based on a return on average asset goal of two percent and a return on average equity goal of fifteen percent. All loan officers were given additional financial incentives based on the performance of the loan portfolio they administer and the Chief Executive Officer participated in this incentive program. For example: the Chief Executive Officer was awarded a cash incentive for achieving a growth rate of greater than 7.0% in his loan portfolio, and for his success in reducing the charge-off loans in his portfolio to less than .05%. However, since his portfolio had a delinquency rate of greater than 2.0%, his total cash incentive was reduced. The Committee's base salary and incentive recommendation for the Chief Executive Officer was reviewed and approved by the full board of directors.

     Based on recommendations to the Committee from the Chief Executive Officer, the 1995 base salaries for the other executive officers were set by the Committee, using the same review process as applied when establishing the chief executive's base salary. The Committee reviewed their individual recommendations regarding each named executive officer with the Board of Directors and secured full board approval.

Other Executive Compensation

     United Security provides programs to executives that are also available to other employees including The United Security
Bancshares, Inc. Employee Stock Ownership Plan and health insurance. United Security provides no pension programs.

     This report furnished by:

          Howard M. Whitted (Chairman)
          James L. Miller
          Gerald P. Corgill

Comparative Stock Performance

     The following graph compares cumulative total shareholder returns on Bancshares Common Stock for the five years ended December 31, 1995, with that of The Standard and Poor's Composite Index ("S&P 500") and a peer group stock performance index defined as follows: 21 independent community banks located in the Southeast United States (the "Independent Bank Index"). The graph shows the comparative values for $100 invested on December 31, 1990.

                UNITED SECURITY BANCSHARES, INC.
                   Five Year Performance Index


                                               1990     1991    1992   1993    1994    1995

United Security Bancshares, Inc.                100     164     203    287     303     328
Independent Bank Index-Weighted                 100     111     152    188     225     299
S&P 500 Index                                   100     131     141    155     157     215


   COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer-company director interlocks existed for 1995. During 1995, Jack M. Wainwright III, President and Chief Executive Officer, and Larry M. Sellers, Senior Executive Vice-President, were ex officio non-voting members of the compensation committee. They participated only in compensation recommendations, discussions and decisions involving Company officers other than themselves.


                 EXECUTIVE COMPENSATION BENEFITS

     The following table indicates all compensation paid by Bancshares or United Security Bank for services rendered to Bancshares or United Security Bank during 1995 by Jack M.
Wainwright, III and Larry M. Sellers, the only executive officers whose total cash compensation exceeded $100,000.


                   SUMMARY COMPENSATION TABLE

Name/Title                  Year       Salary         Bonus(1)      Other(2)

Jack M. Wainwright, III     1995     $137,550.00     $48,148.75    $17,036.38
President & Chief           1994      131,923.00      41,225.94     17,070.15
Executive Officer           1993      126,537.16      43,022.63     13,434.70

Larry M. Sellers            1995     $ 79,736.43     $29,901.16    $ 9,432.05
Secretary/Treasurer of      1994       75,884.46      24,852.16      9,654.92
  Bancshares and Executive  1993       72,066.76      22,520.86     10,277.98
  Vice President and
  Chief Administrative
  Officer of United
  Security Bank


(1) Bonuses are earned solely through the incentive compensation program based on (i) a return on average asset goal of two percent; (ii) a return on average equity goal of fifteen percent; and (iii) financial incentives based on the performance of the loan portfolio administered by the named officer.

(2) The totals in this column reflect United Security contributions under The United Security Bancshares, Inc.
     Employee Stock Ownership Plan and other perquisites.


     Bancshares entered into an employment agreement on November 1, 1994, with Jack M. Wainwright, III, President and Chief Executive Officer, which provides, among other things, that Mr. Wainwright will be employed for a period of three years as President and Chief Executive Officer of United Security Bank and that he would receive a minimum salary of $131,000 in 1995, with minimum annual salary increases until the expiration of such contract in 1997. Mr. Wainwright's employment agreement also provides that he is entitled to receive severance compensation in an amount equal to three times his average annual salary for the period of the contract if he is terminated for any reason other than his death or disability, his resignation, his conviction of a crime of moral turpitude, or the expiration of his agreement. Also, Mr. Wainwright will be entitled to such severance compensation upon any reduction in the level or a change in nature of his responsibilities to Bancshares or United Security Bank.

        RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     At its meeting on March 21, 1995, the Board of Directors of Bancshares, upon recommendation of the Audit Committee of the United Security Bank Board of Directors, approved the engagement of the accounting firm of Smith, Dukes & Buckalew as the independent public accountants to audit Bancshares' financial statements for the year ending December 31, 1995.

     Smith, Dukes & Buckalew will serve as Bancshares' principal independent public accountant for the current year. Representatives of Smith, Dukes & Buckalew are expected to be present at the 1995 Annual Meeting of Stockholders, with the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

                    PROPOSALS OF SHAREHOLDERS

     Subject to certain rules of the Securities and Exchange Commission, proposals by shareholders intended to be presented at Bancshares' 1997 annual meeting of shareholders must be received at Bancshares' principal executive office not less than 120 days in advance of April 2, 1997 for inclusion in the proxy or information statement relating to the 1997 annual meeting.

                           OTHER MATTERS

     Bancshares does not know of any matters to be presented for action at the annual meeting other than those listed in the notice of the annual meeting and referred to herein.

     Bancshares will furnish without charge to its shareholders, upon written request, a copy of its annual report on Form 10-K, including the accompanying financial statements and schedules, required to be filed with the Securities and Exchange Commission for the year ended December 31, 1995. Copies of the exhibits to such report will also be available upon payment of a reasonable fee for copying charges. Requests should be made to Larry M. Sellers, Treasurer, United Security Bancshares, Inc., 131 West Front Street, Post Office Box 249, Thomasville, Alabama 36784.

     PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. YOU MAY REVOKE THE PROXY BY GIVING WRITTEN NOTICE TO THE SECRETARY OF BANCSHARES AT ANY TIME PRIOR TO THE VOTING THEREOF, BY EXECUTING A LATER DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                UNITED SECURITY BANCSHARES, INC.

Thomasville, Alabama
April 2, 1996

                              PROXY

               SOLICITED BY THE BOARD OF DIRECTORS
                UNITED SECURITY BANCSHARES, INC.
                 ANNUAL MEETING OF STOCKHOLDERS

                         April 23, 1996

     The undersigned hereby appoints James L. Miller and Jack M. Wainwright, III, or _________________________ _________________,
or any one of them, proxies for the undersigned, or such other persons as the board of directors of United Security Bancshares, Inc. ("Bancshares") may designate, with full power of substitution, to represent and act for and in the name and stead of the undersigned and to vote all of the shares of Common Stock of Bancshares, which the undersigned is entitled to vote at the annual meeting of stockholders of Bancshares to be held on April 23, 1996, and at any and all adjournments thereof.

1. The election of all the nominees listed below to serve as directors until the next annual meeting of stockholders or until their successors shall be elected and qualified.

     NOMINEES: Gerald P. Corgill, Roy G. Cowan, William G. Harrison, Hardie B. Kimbrough, James L. Miller, D. C. Nichols, Harold H. Spinks, James C. Stanley, Howard M. Whitted, Jack M. Wainwright, III
     TO VOTE __ FOR ALL NOMINEES     __ WITHHOLD AUTHORITY TO VOTE
     (except for all nominees whose     (for all nominees listed
                                         above) names have been
                                         struck out)

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.

2. In their discretion, to vote on such other matters as may properly come before the meeting, but which are not now anticipated, and to vote for the election of any person as a director should any persons named in the proxy statement to be elected be unable to serve or for good cause cannot serve.

     TO VOTE __ FOR                  __ WITHHOLD AUTHORITY TO VOTE

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH INSTRUCTIONS GIVEN BY
THE STOCKHOLDER. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE
VOTED FOR PROPOSAL 1.

                        Dated: _____________________________, 1996

                        Phone No._________________________________

                        __________________________________________
                                 (Signature of Stockholder)

                        ___________________________________________
                        (Signature of Stockholder, if held jointly)